BARON CAPITAL®
BARON SUMMARY INVESTMENT PROSPECTUS FUNDS TRUST®
JANUARY 28, 2026
Baron Opportunity Fund®
Retail Shares: BIOPX Institutional Shares: BIOIX R6 Shares: BIOUX
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at connect.rightprospectus.com/Baron. You can also get this information at no cost by calling 800-99-BARON or by sending an email request to info@BaronCapitalGroup.com. The Fund’s Prospectus and statement of additional information, dated 1/28/2026, as may be supplemented, are incorporated by reference into this summary prospectus.

Baron Opportunity Fund

Investment Goal

The investment goal of Baron Opportunity Fund® (the “Fund”) is capital appreciation through investments primarily in growth companies that benefit from technology advances.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you would pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses
Baron Opportunity Fund
Retail Shares	1.00%	0.25%	0.06%	1.31%
Institutional Shares	1.00%	0.00%	0.05%	1.05%
R6 Shares	1.00%	0.00%	0.04%	1.04%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
Baron Opportunity Fund
Retail Shares	$133	$415	$718	$1,579
Institutional Shares	$107	$334	$579	$1,283
R6 Shares	$106	$331	$574	$1,271

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Baron Opportunity Fund

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for Fund shareholders. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended September 30, 2025, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund is a diversified fund that, under normal circumstances, invests primarily in equity securities of U.S. high growth businesses of any market capitalization selected for their capital appreciation potential. BAMCO, Inc. (“BAMCO” or the “Adviser”) may invest in companies in any sector or industry that it believes will benefit from innovations and advances in technology. The Adviser seeks to invest in businesses it believes have significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation.

Principal Risks of Investing in the Fund

General Stock Market. Fund losses may be incurred due to declines in one or more markets in which Fund investments are made. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). In addition, turbulence as has recently been experienced, caused, among other reasons, by increased inflation, tightening monetary policy and interest rate increases by the US Federal Reserve or similar international bodies, and reduced liquidity in financial markets may continue to negatively affect many issuers, which could have an adverse effect on your Fund investment. Events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market, such as Russia’s invasion of Ukraine in February 2022 and the world-wide response to it, have and may continue to adversely impact issuers and markets worldwide. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. A fund’s securities may be negatively impacted by

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inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, changes in trade regulations, elevated levels of government debt, internal unrest and discord, economic sanctions, regulatory events and governmental or quasi-governmental actions, among others. For example, the well-publicized conflicts in the Middle East and in the Southern hemisphere present considerable market risks, and the ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere.

Growth Investing. Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, because growth stocks tend to be sensitive to changes in their earnings and to increasing interest rates and inflation, they tend to be more volatile than other types of stocks. In response, from time to time, growth investing as an investment style may go out of favor with investors.

Small- and Mid-Sized Companies. The Adviser believes there is more potential for capital appreciation in small- and mid-sized companies, but there also may be more risk. Securities of small- and mid-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of small- and mid-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small- and mid-sized companies rely more on the skills of management and on their continued tenure. Investing in small- and mid-sized companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

Technology. Technology companies, including internet-related and information technology companies, as well as companies propelled by new technologies, may present the risk of rapid change and product obsolescence, and their successes may be difficult to predict for the long term. Some technology companies may be newly formed and have limited operating history and experience. Technology companies may also be adversely affected by changes in governmental policies, competitive pressures and changing demand. The securities of these companies may also experience significant price movements caused by disproportionate investor optimism or pessimism, with little or no basis in the companies’ fundamentals or economic conditions.

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Baron Opportunity Fund

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund (Retail Shares) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years and since inception compare with a style-specific index (one reflecting the market segments in which the Fund invests), and a broad-based index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at BaronCapitalGroup.com/daily-prices-and-performance or by calling 1-800-99BARON (1-800-992-2766).

Year by Year Total Return (%) as of December 31 of Each Year (Retail Shares)

Best Quarter:	06/30/20: 39.66%
Worst Quarter:	06/30/22: (27.02)%

Average Annual Total Returns (for periods ended 12/31/25)

The following table shows the Fund’s Retail Shares’ annual returns and long-term performance (before and after taxes) and the change in value of market indexes over various periods ended December 31, 2025. This table shows how the Fund’s performance compares to that of the Russell 3000® Growth Index, which measures the performance of the broad growth segment of the U.S. equity universe, in which the Fund invests, and the S&P 500 Index, a broad-based securities index that reflects

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the overall U.S. equity market. The table also shows the average annual returns of the Fund’s Institutional Shares and R6 Shares, but it does not show after-tax returns.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but they do not include the impact of state and local taxes.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund’s shares in a tax-deferred account (including a 401(k) or IRA or Coverdell account), or to investors that are tax-exempt.

Average Annual Total Returns for the periods ended December 31, 2025

	1 year	5 years	10 years	Since Inception
Baron Opportunity Fund
Retail Shares (Inception date: 02-29-00)
Return before taxes	19.43%	9.80%	19.83%	10.42%
Return after taxes on distributions	18.27%	8.79%	18.01%	9.50%
Return after taxes on distributions and sale of Fund shares	12.32%	7.50%	16.19%	8.77%
Institutional Shares* (Inception date: 05-29-09)
Return before taxes	19.73%	10.08%	20.15%	10.60%
R6 Shares* (Inception date: 08-31-16)
Return before taxes	19.72%	10.08%	20.16%	10.61%
Russell 3000® Growth Index (reflects no deduction for fees, expenses or taxes)	18.15%	14.59%	17.59%	8.07%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%	8.42%

*	Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

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Baron Opportunity Fund

Management

Investment Adviser. BAMCO is the investment adviser of the Fund.

Portfolio Manager. Michael Lippert has been the portfolio manager of the Fund since March 3, 2006. Mr. Lippert has worked at the Adviser as an analyst since December of 2001.

Purchase and Sale of Fund Shares

Shares may be purchased only on days that the New York Stock Exchange is open for trading.

	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment
Retail Shares	$2,000	No Minimum	No Maximum

Baron Automatic Investment Plan	$500 (with subsequent minimum investments of $50 per month until your investment has reached $2,000.)	No Minimum	No Maximum

Baron Funds® website purchases	$2,000	$10	$7,000 for retirement accounts ($8,000 for individuals 50 or older) and $250,000 for non-retirement accounts.

Institutional Shares	$1,000,000 (Employees of the Adviser and its affiliates and Trustees of the Baron Funds® and employer sponsored retirement plans (qualified and nonqualified) are not subject to the eligibility requirements for Institutional Shares.)	No Minimum	No Maximum

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	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$7,000 for retirement accounts ($8,000 for individuals 50 or older) and $250,000 for non-retirement accounts.

R6 Shares	$5,000,000 (There is no minimum initial investment for qualified retirement plans; however, the shares must be held through plan-level or omnibus accounts held on the books of the Fund.)	No Minimum	No Maximum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$7,000 for retirement accounts ($8,000 for individuals 50 or older) and $250,000 for non-retirement accounts.

You Can Purchase or Redeem Shares By:

1.	Mailing a request to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or by overnight mail to: Baron Funds®, 801 Pennsylvania Ave, Suite 219946, Kansas City, MO 64105-1307;
2.	Wire (Purchase Only);
3.	Calling 1-800-442-3814;
4.	Visiting the Baron Funds® website BaronCapitalGroup.com; or
5.	Through a broker, dealer or other financial intermediary that may charge you a fee.

The Fund is not for short-term traders who intend to purchase and then sell their Fund shares within a 90 day period. If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from making additional investments in the Fund.

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Tax Information

Distributions of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gains reported as capital gain dividends by the Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of the Fund. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you may be subject to federal income tax on withdrawals from tax-deferred arrangement at a later date.

Financial Intermediary Compensation

If you purchase Retail or Institutional Shares of the Fund through a broker, dealer or other financial intermediary (such as a bank or financial adviser), the Fund, Baron Capital, Inc., the Fund’s distributor, BAMCO or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary, including your salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMPROOPPORTUN 1/28/2026
BARON CAPITAL®